                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No.)

                          Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:

                        [x] Preliminary Proxy Statement

                 [ ]Confidential,for Use of the Commission Only
                       (as permitted by RULE 14A-6(E)(2))

                         [ ] Definitive Proxy Statement

                      [ ] Definitive Additional Materials

                   [ ] Soliciting Material under RULE 14A-12

HOUSEHOLD DIRECT.COM, INC.

                Name of the Registrant as Specified In Its Charter
 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules  14A-6(I)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:___________

2.   Aggregate number of securities to which transaction applies:______________

3.   Per unit price or other underlying value of transaction  computed  pursuant to  Exchange  Act RULE ---- 0-11 (Set  forth the amount on which the filing
     fee   is   calculated   and   state   how   it   was determined):

4.   Proposed maximum aggregate value of transaction:__________________________

5.   Total fee paid:___________________________________________________________

     [ ] Fee paid previously with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         RULE  0-11(A)(2)  and identify  the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:______________

     2.   Form, Schedule or Registration Statement No.:_________________

     3.   Filing Party:________________

     4.   Date:________________________              Filed:_____________________

                           HOUSEHOLD DIRECT.com, INC.
                                   3 Glen Road
                          Sandy Hook, Connecticut 06482
                               Phone: 203-426-2312
                             Facsimile: 203-426-5460

                          NOTICE OF SPECIAL MEETING OF
                           STOCKHOLDERS TO BE HELD ON
                                 JANUARY 3, 2002

TO THE STOCKHOLDERS OF HOUSEHOLD DIRECT.com, INC.

NOTICE IS HEREBY  GIVEN that a Special  Meeting  of  Stockholders  of  HouseHold
Direct.com,  Inc.,  a  Delaware  corporation  (the  "Company"),  will be held on
Thursday,  January 3, 2002,  at 2:00 p.m.,  local  time,  at the  offices of the
Company at 3 Glen Road, Sandy Hook, Connecticut 06482, to consider and vote upon the following proposals:

As of last reporting eighty-five million, six hundred eight-five thousand,  five hundred  forty-four  shares  (85,685,544) have been issued of the authorized one hundred million (100,000,000) shares. The consensus of the Board of Directors is that this action is deemed to be in the best interest of the Company in order to continue to seek  additional  investment  to support and implement the Company's business plan.

1. To amend the  Articles  of  Incorporation  to change the name from  HouseHold
Direct.com, Inc. to HouseHold Direct, Inc.

2. To amend the Articles of  Incorporation  to increase the number of authorized shares of common stock from one hundred  million  (100,000,000)  shares to two hundred and fifty million (250,000,000) shares.

Only  stockholders  of record at the close of business on December 10, 2001, the record date fixed by the Board of  Directors,  are  entitled to notice of and to vote at the meeting and any adjournment thereof.

The Company is conducting a special  stockholders  meeting by written consent of its  stockholders  through  the  accompanying  ballot and proxy.  As part of the written  consent  we are  asking  the  stockholders  to waive the  notice of the meeting.

Consequently,  there is no need for a physical  meeting of the  stockholders and your physical attendance is not necessary.

                                           By Order of the Board of Directors,

                                           /s/John Folger
                                           ----------------------------
                                           John Folger
                                           President

Sandy Hook, Connecticut
December 10, 2001

                                     BALLOT
          Special Meeting of Stockholders of HouseHold Direct.com, Inc.
                                 January 3, 2002

Please  indicate your vote by placing an "x" in the  appropriate  square next to your choice. By signing below, you are acknowledging  your receipt of the Notice of Special Meeting of Stockholders of HouseHold Direct.com,  Inc. for January 3,
2002 that is being provided with this Ballot. This Ballot is also accompanied by a  Disclosure  Document.  You are  urged to read  the  Disclosure  Document  and accompanying  materials  before  marking this Ballot.  To ratify and approve the amending of the  Company's  Charter or Articles of  Incorporation  to change the name of the  Company  to  HouseHold  Direct,  Inc.  and  increase  the number of authorized shares of common stock from 100 million shares to 250 million shares.

___ For ___ Against ___ Abstain

By my signature  below I hereby waive any  requirement by state statute or Bylaw of the Company for any notice or minimum notice time period to stockholders  for the  Special  Meeting.  If you  complete  and  execute  this Ballot you need not complete the Proxy below.  This Ballot must be postmarked no later than Tuesday,
December 31, 2001 to be valid. Facsimiles must be received by no later than 5:00
p.m., Eastern Standard Time, on January 2, 2002.

MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGES ON THE LABEL BELOW  ____

   (Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee

                                       or

           guardian, please give your full title as such. If stock is held jointly, each owner should sign.)

                     Signature:        __________________________________

                     Print Name / Number of Shares Owned:   ____________________

AFFIX LABEL HERE     Date:     _________________________

                     Signature:  ________________________________________

                     Date:      _________________________

                                      PROXY
          Special Meeting of Stockholders of HouseHold Direct.com, Inc.
                                 January 3, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOHN FOLGER and ANN D. JAMESON, and each or both of them,  with  full  power of  substitution,  to vote  all  shares  of stock of
HouseHold Direct.com, Inc. ("Company") which the undersigned is entitled to vote at the Special  Meeting of  Stockholders  of the Company to be held on Thursday,
January 3, 2002, at HHD Management,  Inc., 3 Glen Road, Sandy Hook,  Connecticut
06482 and at any adjournments  thereof,  upon matters set forth in the Notice of
Special  Meeting  of  Stockholders,  a copy of which  has been  received  by the undersigned.  By my signature  below I waive any requirement by state statute or
Bylaw of the  Company  for any  notice or minimum  notice of the time  period to stockholders for this Special Meeting. If you execute this Proxy you do not need to  complete  the Ballot  above.  This Proxy must be  postmarked  no later than,
December 31, 2001 to be valid. Facsimiles must be received by no later than 5:00
p.m., Eastern Standard Time, on January 2, 2002.

(Please  sign  exactly as your name  appears  hereon.  If  signing as  attorney, executor,  trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.)

                   Signature:  ___________________________________________

                   Print Name / Number of Shares Owned: ________________________

                   Date:  _________________________

                   Signature: ___________________________________________

                   Date: _________________________

Please  sign,  date  and  promptly  return  this  Ballot  and/or  Proxy  in  the pre-addressed postage paid envelope provided for your convenience,  or otherwise provide your Ballot and/or Proxy by telefax to: 203-426-5460.

                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS
                    -----------------------------------------

NOTE: WHEN TALKING WITH ANY SHAREHOLDER  PRIOR TO THE SPECIAL  MEETING,  REQUEST
THEY PLEASE  COMPLETE,  DATE AND SIGN THE BALLOT OR -- PROXY FORM AND MAIL IT BY
DECEMBER 31, 2001 IN THE ENVELOPE  PROVIDED OR FAX IT TO THE COMPANY BY NO LATER
THAN 5:00 P.M. (E.S.T.), ON JANUARY 2, 2002.

Q:  WHAT WILL BE VOTED ON AT THE SPECIAL MEETING?

     A: The only two proposals to be voted on at the Special  Meeting is whether to ratify and  approve an  amendment  to our  Articles of  Incorporation:  1) to change the name from HouseHold Direct.com,  Inc. to HouseHold Direct, Inc.; and,
2) to increase  the number of  authorized  shares of common  stock of  HouseHold
Direct.com,  Inc. (OTCBB: BYIT) from one hundred million  (100,000,000) to two hundred and fifty million (250,000,000) shares.

Q:  WHY IS THE COMPANY DOING THIS?

A: We believe the name change is  necessary to more  accurately  reflect the new emphasis  in our  business  plan away  from an  Internet-oriented  business.  We believe  that an  increase  in the  number  of  shares  is  necessary  to secure investment  capital without which we will not have sufficient working capital to meet expenses.

Q:  WHAT  WILL BE THE  AFFECT  ON ME, AS A  SHAREHOLDER,  IF THE  PROPOSALS  ARE
APPROVED?

A: We believe that the name change will have no affect on the shareholders.  The increased authorized number of shares, if issued, will have a dilutive affect to the  holdings of all current  shareholders  at the time of their  issuance.  The dilutive  affect on each  shareholder  will be in  proportion  to the  number of shares we  actually  issue,  for which we at this time have no  specific  number which we anticipate issuing.

Q: WHAT WILL BE THE AFFECT ON ME, AS A  SHAREHOLDER,  IF THE  PROPOSALS  ARE NOT
APPROVED?

A. If the  shareholders  do not approve the name change  there will be no direct affect on the shareholders. If the proposal to increase the authorized number of common shares is not approved,  our ability to issue additional shares in return for additional  investment in the company will be limited. Such limitation could have the affect of limiting the amount of working capital at our disposal;  and, should we not have sufficient  working  capital for our expenses,  we may not be able to continue as a going concern.

Q:  WHAT WILL HAPPEN IF THE PROPOSALS ARE APPROVED?

A: If the name change and increase in the number of authorized  shares of common stock of  HouseHold  Direct is  approved,  we will file the amended  Articles of
Incorporation  with the  Delaware  Secretary of State,  as required.  A majority
(50.1%) of the  stockholders  represented  and  entitled  to vote at the Special
Meeting is required to approve the proposals.

Q:  WHAT DO THE COMPANY STOCKHOLDERS NEED TO DO NOW?

A: After carefully  reading and  considering  the  information  contained in the
Disclosure Document,  each HouseHold Direct stockholder (excluding  stockholders in "street name"--see below) should complete and sign his or her Proxy or Ballot and return it in the  postage-paid  return  envelope as soon as possible so that his or her  shares may be  represented  at the  meeting on January 3, 2002.  The deadline for  postmarking  is December 31, 2001 or faxing the Ballot or Proxy is
January 2, 2002. PLEASE SIGN EITHER A BALLOT OR PROXY, BUT NOT BOTH. IF YOU SIGN
THE PROXY, or if you sign both, THE BOARD OF DIRECTORS OF HOUSEHOLD  DIRECT WILL
VOTE IN YOUR  STEAD.  A Quorum of the  shareholders  (50.1% of the total  shares outstanding  and  entitled to vote must be  represented  at the Special  Meeting
(either  with  their  completed  Ballot or Proxy  form,  or in person) to enable
HouseHold Direct to conduct business at the meeting. Their representation can be either  with  their  completed  Ballot or Proxy  form,  or in  person.  So it is important  for a large number of  shareholders  to submit  their  Ballot  and/or
Proxy. Attendance at the meeting is not necessary, however.

Q: CAN THE COMPANY  STOCKHOLDERS  CHANGE  THEIR  BALLOT OR PROXY AFTER THEY HAVE
MAILED THEIR SIGNED AND MAILED IT TO THE COMPANY?

A: Yes. A  stockholder  can  change  his or her Ballot or Proxy any time  before voting at the  meeting.  Each  stockholder  can change his or her vote in one of three ways.  First, a stockholder  can send a written notice via registered mail to our Secretary,  Ann Jameson, at our corporate offices, stating that he or she would like to revoke  his or her  Ballot or Proxy.  Second,  a  stockholder  can complete and submit a new Ballot or Proxy.  If a stockholder  chooses  either of these two  methods,  he or she must submit the notice of  revocation  or the new
Ballot or Proxy to the company and it must be postmarked by the deadline date of
December  31,  2001.  Third,  a  stockholder  can attend the meeting and vote in person.

Q: IF THE COMPANY  SHARES ARE HELD IN "STREET NAME" BY A  STOCKHOLDER'S  BROKER,
WILL THE BROKER VOTE THESE SHARES ON BEHALF OF THE STOCKHOLDER?

A: A broker will vote company shares only if the holder of these shares provides the broker with  instructions  on how to vote.  Stockholders  should  follow the directions  provided by their brokers  regarding how to instruct brokers to vote the shares,  which  generally  requires the stockholder to respond to the broker with their Ballot or Proxy. (Note: The stockholders in street name were provided a  different  ballot form than that mailed to  registered  holders of  HouseHold
Direct Stock.)

Q:  WHO CAN HELP ANSWER QUESTIONS?

A: If you have any additional  questions  about the proposals to the vote of the stockholders, you may contact: John Folger, President, or Ann Jameson, Secretary and Treasurer at  203-426-2312.  If shareholders  need additional  copies of the
Disclosure  Document,  those can be provided upon written request by mail or fax to HouseHold Direct. Also, the Disclosure Document can be obtained from the free
Web site of the SEC  (WWW.SEC.GOV)  and  located as an  Exhibit  to the  Current
Report on Form 10-QSB filed on ----------- November 23, 2001. Other previous SEC filings can also be found on the SEC Web site.

            VOTING PROCEDURES FOR THE SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JANUARY 3, 2002

A Notice of Special Meeting of Stockholders  will be mailed to all  stockholders on December 24,  2001,  together  with a combined  Ballot and Proxy form for the stockholder's  use at the Special  Meeting of  Stockholders of the company to be held on  Thursday,  January 3, 2002 at 2:00 p.m.  local time,  at the offices of
HouseHold Direct, and any adjournments thereof (the "Special Meeting").

The instructions on the Ballot/Proxy form stated the stockholder  should execute either the Ballot or Proxy, but not both. In the event both the Ballot and Proxy are signed,  the Ballot will be voted as marked as FOR the  proposals  to change the name and increase --- the authorized count, and if another proposal comes to vote before the Special  Meeting,  the holders of the proxy will be voted in the discretion of the persons holding the Proxy (i.e.: John Folger and Ann Jameson).

Only  stockholders of record as of December 10, 2001 (the "Record Date") will be entitled to vote at the Special  Meeting.  As of November 30,  2001,  there were reported  85,685,544  shares of Common Stock,  par value $.001 per share, of the company  ("Common  Stock")  issued and  outstanding.  Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and  stockholders may vote by written  Ballot or by Proxy or in person.  Execution of a proxy will not in any way affect a  stockholder's  right to attend the Special  Meeting and vote in  person.  Any  stockholder  giving a proxy has the right to revoke it by written  notice to the company at any time before it is exercised,  or by voting in person at the Special Meeting.  If a stockholder is not attending the Special
Meeting,  any proxy or notice  should be  postmarked  no later than December 31,
2001 or telefaxed by 5:00 pm E.S.T. time on January 2, 2002 to the company's fax at 203-426-5460 to be included in the shares entitled to vote.

The  representation  in  person  or by  proxy  of at  least  a  majority  of the outstanding  shares of Common Stock  entitled to vote at the Special  Meeting is necessary to  establish a quorum for the  transaction  of business.  The matters being  submitted to stockholders  require the affirmative  vote of a majority of the issued and outstanding shares entitled to vote at the Special Meeting. Votes cast by  written  Ballot,  Proxy or in person  at the  Special  Meeting  will be tabulated by the Inspector of Votes, Craig Ongley, Esq. (the "Inspector"),  with the  assistance  of the  company's  transfer  agent.  The  Inspector  will  also determine  whether or not a quorum is present.  Abstentions  are included in the number of shares  present  or  represented  and  voting  on the  proposals  and, therefore, will have the effect of a negative vote.

At the Special Meeting,  two proposals to amend the Articles of Incorporation to change the name and increase the authorized  number of shares of common stock of the company is to be voted upon.  The Board of Directors of the company knows of no other  matters to be  presented at the Special  Meeting.  If any other matter should be  presented  at the Special  Meeting  upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with  respect  thereto in  accordance  with the judgment of the persons named as attorneys in the proxies.

Shares which abstain from voting as to a particular  matter,  and shares held in
"street  name" by brokers or nominees who indicate on their proxies that they do not have discretionary  authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as votes cast or shares  voting on such  matter.  Accordingly,  abstentions  and  "broker non-votes"  will have the effect of a vote against the  proposals to approve the plan to change our corporate name and increase the  authorized  amount of common stock.